UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 15, 2010
Magnum Oil Inc.
(Exact name of registrant as specified in its charter)
Nevada	000-52044	26-2940624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
E-2-14 Block E, Plaza Damas, Jalan Hartamas 1 Sri Hartamas, Kuala Lumpur, Malaysia
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(603) 525-3380
PTM Publications Incorporated
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective July 15, 2010, we changed our name from “PTM Publications Incorporated” to “Magnum Oil Inc.”, by way of a merger with our wholly owned subsidiary Magnum Oil Inc., which was formed solely for the change of name.

Item 7.01	Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the opening for trading on July 16, 2010 under the new stock symbol “MGNI”.  Our new CUSIP number is 55973F103.

Item 9.01	Financial Statements and Exhibits
3.01	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM OIL, INC.
/s/ Patrick DeBlois
Patrick DeBlois
President

Date:	July 16, 2010